Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jos. A. Bank Clothiers, Inc. (the “Company”) on Form 10-Q for the period ended July 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert N. Wildrick, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

September 6, 2005	/s/ ROBERT N. WILDRICK
Robert N. Wildrick
Chief Executive Officer